SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 4, 2022

Date of Report (Date of earliest event reported)

Diversey Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40293 (Commission File Number)	Not applicable (IRS Employer Identification No.)

1300 Altura Road, Suite 125

Fort Mill SC 29708

(Address of principal executive offices) (Zip Code)

(803) 746-2200

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	DSEY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Diversey Holdings, Ltd. (the “Company”) held its Annual Meeting of Shareholders on May 4, 2022 (the “Annual Meeting”). Of the 324,190,738 shares outstanding and entitled to vote, 314,696,227 shares, or 97%, were represented in person or by proxy at the Annual Meeting. The results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are set forth below. Each proposal is described in more detail in the 2022 Proxy Statement.

Proposal 1: Shareholders elected the four director nominees named in the 2022 Proxy Statement for three-year terms expiring in 2025.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Philip Wieland	294,474,680	16,838,393	2,158,816	1,224,338
Kenneth Hanau	293,017,009	18,296,064	2,158,816	1,224,338
Rodney Hochman, M.D.	291,105,123	18,630,031	3,736,735	1,224,338
Jonathon Penn	293,007,095	18,305,978	2,158,816	1,224,338

In addition, shareholders voted on the following proposals and cast their votes as described below.

Proposal 2: Non-binding advisory vote on compensation of named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
301,823,063	11,092,781	556,045	1,224,338

Proposal 3: Non-binding advisory vote on the preferred frequency of future shareholder votes on the compensation of named executive officers. The Board of Directors of the Company has approved, after taking into consideration the shareholder vote, that the named executive officer compensation advisory vote should be held annually. The Company’s Board of Directors and People Resources Committee will re-evaluate this determination after the next shareholder advisory vote on the frequency of shareholder advisory votes on the compensation of named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
306,013,970	178,244	7,085,660	194,015	1,224,338

Proposal 4: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
314,594,584	100,137	1,506	Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversey Holdings, Ltd.

Date: May 6, 2022	By:	/s/ Philip Wieland
Philip Wieland
Chief Executive Officer